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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15 (d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 16, 2002



                       Exact Name of Registrant as Specified in its
 Commission File          Charter, Principal Office Address and             State of             I.R.S. Employer
     Number                          Telephone Number                      Incorporation        Identification No.
------------------    -----------------------------------------------    ------------------    -----------------------
   1-16827                  Premcor Inc.                                     Delaware                43-1851087
                            1700 East Putnam Avenue  Suite 500
                            Old Greenwich, Connecticut 06870
                            (203) 698-7500

   1-13514                  Premcor USA Inc.                                 Delaware                43-1495734
                            1700 East Putnam Avenue  Suite 500
                            Old Greenwich, Connecticut 06870
                            (203) 698-7500

   1-11392                  The Premcor Refining Group Inc.                  Delaware                43-1491230
                            1700 East Putnam Avenue  Suite 500
                            Old Greenwich, Connecticut 06870
                            (203) 698-7500

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                                   Page 1 of 4

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Item 5. Other Events

     On September 16, 2002, Premcor Inc. announced plans to further reduce costs by restructuring and reducing the non-represented workforce at its Port Arthur, Texas and Lima, Ohio refineries; making additional staff reductions at the St. Louis administrative office beyond those announced last April; and reducing crude acquisition costs at its Lima refinery. Premcor Inc. owns all of the outstanding common stock of Premcor USA Inc., and Premcor USA Inc. owns all of the outstanding common stock of The Premcor Refining Group Inc. The Premcor Refining Group Inc. owns and operates the Port Arthur and Lima refineries. A copy of Premcor Inc.'s press release making such announcement is attached hereto as Exhibit 99.

                                   Page 2 of 4

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                          Premcor Inc.
                                                        Premcor USA Inc.
                                                 The Premcor Refining Group Inc.
                                                        (Co-Registrants)




                                        /s/ Dennis R. Eichholz
                                        ----------------------------------------
                                        Dennis R. Eichholz
                                        Controller (principal
                                         accounting officer and
                                         duly authorized officer)



September 19, 2002

                                   Page 3 of 4

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                                  Exhibit Index

  Exhibit No.                                          Description

       99            Press release dated as of September 16, 2002

                                   Page 4 of 4